THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

INITIAL SHARES AND SERVICE SHARES

(STATEMENT OF ADDITIONAL INFORMATION)

PART B

MAY 1, 2011

            This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated May 1, 2011, of The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund"), as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144, visit www.dreyfus.com  or call 1-800-554-4611 or 516-338-3300.

            Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and together with VA contracts, the "Policies").  Individuals may not purchase Fund shares directly from the Fund.  The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

            The Fund currently offers two classes of shares:  Initial shares and Service shares. VA contract holders and VLI policy holders (collectively, "Policyowners") should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Fund shares may be purchased by the separate account.

            The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                                          TABLE OF CONTENTS

Page

Description of the Fund

Management of the Fund

Management Arrangements

How To Buy Shares

Shareholder Services Plan (Initial Shares Only)

Distribution Plan (Service Shares Only)

How to Redeem Shares

Exchange Privilege

Determination of Net Asset Value

Taxation

Portfolio Transactions

Summary of the Proxy Voting Policy, Procedures and Guidelines of The Dreyfus Family of Funds

Information About the Fund

Counsel and Independent Registered Public Accounting Firm

B-2 B-10 B-18 B-24 B-25 B-26 B-26 B-27 B-28 B-29 B-34 B-38 B-39 B-40

DESCRIPTION OF THE FUND

            The Fund is a Maryland corporation that was formed on July 20, 1992 and commenced operations on October 7, 1993.  The Fund is an open-end management investment company, known as a mutual fund.  The Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

            The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the Fund's investment adviser.

            MBSC Securities Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

            The following information supplements and should be read in conjunction with the Fund's Prospectus.

            Common and Preferred Stocks.  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

            During a period when it becomes desirable to move the Fund toward a defensive position because of adverse trends in the financial markets or the economy, the Fund may invest some or all of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate bonds, high grade commercial paper, repurchase agreements, time deposits, bank certificates of deposit, bankers' acceptances and other short-term bank obligations issued in this country as well as those issued in dollar denominations by the foreign branches of U.S. banks, and cash or cash equivalents, without limit as to amount, as long as such investments are made in securities of eligible companies and domestic banks.  The Fund also may purchase these types of securities when it has cash reserves or in anticipation of taking a market position.

            U.S. Government Securities.  U.S. Government securities include a variety of U.S. Treasury Securities, which differ in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the instrumentality.  These securities bear fixed, floating or variable rates of interest.  Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.  The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal.

Investment Companies.  The Fund may invest in securities issued by registered and unregistered investment companies.  Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.  See "Lending Portfolio Securities."

            Foreign Securities.  The Fund may invest in foreign securities.  Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

            Because evidences of ownership of such securities usually are held outside the United States, by investing in such securities the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value.

            Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

            Depositary Receipts.  The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

            These securities may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result indirectly in fees being paid to the Depository Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

            Illiquid Securities.  The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.  These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Initial Public Offerings.  The Fund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs.  Corporations offering IPOs generally have a limited operating history and may involve greater risk.  The prices of securities issued in IPOs can be very volatile rising and falling rapidly based, among other reasons, solely on investor perceptions rather than corporate and market development.

            Repurchase Agreements.  The Fund may enter into repurchase agreements. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase.  The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and the Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price.  The Manager will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.  Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited.  The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

            Certificates of Deposit.  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

            Time Deposits.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

            Bankers' Acceptances.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

Investment Techniques

            The following information supplements and should be read in conjunction with the Fund's Prospectus.

            Writing and Purchasing Options.  To earn additional income on its portfolio, the Fund, to a limited extent, may write covered call options on securities owned by the Fund ("covered options" or "options") and purchase call options in order to close option transactions, as described below.

            A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  When a covered option is written by the Fund, the Fund will make arrangements with the Fund's Custodian, to segregate the underlying securities until the option either is exercised, expires or the Fund closes out the option as described below.  A covered option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.  To limit this exposure, the value of the portfolio securities underlying covered call options written by the Fund will be limited to an amount not in excess of 20% of the value of the Fund's net assets at the time such options are written.

            The Fund will purchase call options only to close out open positions.  To close out a position, the Fund may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security.  The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof.

            Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow an amount up to 33 1/3% of the value of its total assets.  Such borrowings may only be for temporary or emergency purposes (not leveraging).  While borrowings for temporary or emergency (not leveraging) purposes exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

            Lending Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, an affiliate of Dreyfus, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Other Investment Considerations and Risks

            The following information supplements and should be read in conjunction with the Fund's Prospectus.

            The Fund's objectives and special considerations (social screens), as described in the Fund's Prospectus, cannot be changed without approval by the holders of a majority, as defined in the 1940 Act, of the Fund's outstanding voting shares.  The Fund's Board may adopt additional criteria or restrictions governing the Fund's investments if the Board determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner, but the Board may not change the four existing special considerations described in the Prospectus without shareholder approval.

            The Board will review new portfolio acquisitions in light of the Fund's special concerns at their next regular meeting.  While the Board will disqualify a company evidencing a pattern of conduct that is inconsistent with the Fund's special standards, the Board need not disqualify a company on the basis of incidents that, in the Board's judgment, do not reflect the company's policies and overall current level of performance in the areas of special concern to the Fund.  The performance of companies in the areas of special concern are reviewed regularly to determine their continued eligibility.

            The Board of the Fund may, to a limited extent, authorize the purchase of securities of foreign companies which have not been declared eligible for investment ("ineligible securities") in order to facilitate the purchase of securities of other foreign companies which are contributing or will contribute to the enhancement of the quality of life in America and which have been declared eligible for investment ("eligible securities").  Certain countries have limited, either permanently or temporarily, the ability of foreigners to purchase shares of their domestic companies, shares which are already owned outside the country or shares which may be obtained through the sale of shares of other companies located in the same country which are owned outside that country.  Accordingly, the Fund may purchase ineligible securities so that these securities may be sold or redeemed in the country of origin, and the proceeds thus received used for the purchase of eligible securities.

            Otherwise ineligible securities purchased for this limited purpose would be held in the Fund's portfolio for a maximum of 60 days in order to enable the Fund to have sufficient time to provide for the transportation of the securities and their sale or redemption.  Most transactions of this type, however, are expected to be completed in a much shorter period.  Furthermore, such investments are limited, as a fundamental policy, in the aggregate, to a maximum of 2% of the net assets of the Fund at the time of investment.  Engaging in these transactions will result in additional expense to the Fund in the form of brokerage commissions incurred in the purchase and sale of the ineligible security.  Finally, the Board would authorize investments in ineligible securities only for the purpose of facilitating the purchase of securities of a specific  eligible company.

State Insurance Regulation.  The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible.  Certain states have regulations concerning concentration of investments and certain investment techniques.  If applied to the Fund, the Fund may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein.  It is the Fund's intention to operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Fund is offered.

Investment Restrictions

            The Fund has adopted investment restrictions numbered 1 through 4 and 6 through 16 as fundamental policies.  These restrictions cannot be changed without approval by the holders of a majority, as defined in the 1940 Act, of the Fund's outstanding voting shares.  Investment restrictions numbered 5, 17 and 18 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.  The Fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the common stocks of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America is a non-fundamental policy of the Fund, which may be changed without shareholder approval.  However, the Fund will provide shareholders with at least 60 days' notice of any change in its policy to so invest 80% of its net assets.

1.                  The Fund's special considerations described in the Fund's Prospectus will not be changed without stockholder approval.  The Board may from time to time without stockholder approval adopt additional criteria or restrictions governing the Fund's investments if the Board determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner.  Any such new criteria or restrictions would not be fundamental policies of the Fund and could be subsequently terminated or changed by the Board at any time without stockholder approval.

2.                  The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the United States Government or any instrumentality thereof).

3.                  The Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

4.                  The Fund may not purchase securities of any company having less than three years' continuous operating history (including that of any predecessors), if such purchase would cause the value of the Fund's investments in all such securities to exceed 5% of the value of its net assets. See also Investment Restriction No. 10.

5.                  The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

6.                  The Fund may not purchase or retain the securities of any issuer if officers or Board members of the Fund or of its investment adviser, who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

7.                  The Fund may not purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the Fund from investing, consistent with Investment Restriction 18 below, in securities of companies engaged in oil, gas or mineral investments or activities. This limitation shall not prevent the Fund from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.

8.                  The Fund may not borrow money, except to the extent permitted under the 1940 Act.

9.                  The Fund may not lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.  For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

10.              The Fund may not act as an underwriter of securities of other issuers.

11.              The Fund may not purchase from or sell to any of its officers or Board members, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

12.              The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

13.              The Fund may not purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

14.              The Fund may not sell any security short or engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written.  The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written. In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.

15.              The Fund may not concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry.

16.              The Fund may not purchase warrants in excess of 2% of the value of its net assets. Such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall be deemed to be without value, for purposes of this restriction only.

17.              The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

18.              The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

            If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

            In addition, the Fund has adopted the following policies as non-fundamental policies.  The Fund intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) to comply in all material respects with insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.  As non-fundamental policies, these policies may be changed by vote of a majority of the Fund's Board at any time.

MANAGEMENT OF THE FUND

Board of the Fund

Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Fund's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Fund's Board members not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Fund's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

(2000 - 2010)

Clifford L. Alexander, Jr. (77) Board Member (1992)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 - present)	N/A

David W. Burke (74) Board Member (2003)	Corporate Director and Trustee	N/A

Whitney I. Gerard (76) Board Member (2003)	Partner of Chadbourne & Parke LLP	N/A

Nathan Leventhal (68) Board Member (2009)	Commissioner, NYC Planning Commission (March 2007 - present) Chairman of the Avery-Fisher Artist Program (November 1997 - present)	Movado Group, Inc., Director (2003 - present)

George L. Perry (77) Board Member (2003)	Economist and Senior Fellow at Brookings Institution	N/A

Benaree Pratt Wiley (64) Board Member (2009)	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 - present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 - present)

            Each Board member has been a Board member of Dreyfus mutual funds for oven ten years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to review, evaluate, question and discuss information provided to them, and to interact effectively with the Fund's management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or relevant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Fund and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•         Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc. a management consulting firm.  Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981.  Mr. Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Whitney I. Gerard – Mr. Gerard is a partner in the law firm of Chadbourne & Parke LLP, where his practice focuses on the representation and counseling of international companies and individuals doing business and/or engaged in litigation in the United States.

•         Nathan Leventhal – Mr. Leventhal is a Commissioner of the New York City Planning Commission.  Previously, Mr. Leventhal served as Chief of Staff to Mayor John Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

•         George L. Perry – Dr. Perry is an Economist and Senior Fellow at the Brookings Institution.  Dr. Perry was the founder and long time director of the Brookings Panel on Economic Activity and editor of its journal, the Brookings Papers.  Dr. Perry is a Director Emeritus of and a consultant to the State Farm Mutual Automobile Association and State Farm Life Insurance Company.  Prior to joining the Brookings Institution, Dr. Perry served as the Senior Economist to the President's Council of Economic Advisers and was a professor of economics at the University of Minnesota.

•         Benaree Pratt Wiley – Ms. Wiley has been a business entrepreneur and management consultant for over 18 years.  Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms.  Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region.  Ms. Wiley has served on the boards of several public companies and charitable foundations.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Fund, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audit of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance.  The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the Nominating Committee Charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Fund also has a standing pricing committee comprised of any one Board members.  The audit committee met four times and the compensation committee met once during the fiscal year ended December 31, 2010. The pricing committee and the nominating committee did not meet during the past fiscal year.

The table below indicates each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member	The Dreyfus Socially Responsible Growth Fund, Inc.	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member

Joseph S. DiMartino	None	$10,001-$50,000
Clifford L. Alexander, Jr.	None	Over $100,000
David W. Burke	None	None
Whitney I. Gerard	None	Over $100,000
Nathan Leventhal	None	$10,001-$50,000
George L. Perry	None	None
Benaree Pratt Wiley	None	$50,001-$100,000

            As of December 31, 2010, none of the Board members or their immediate family members owned securities of the Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

The Fund pays its Board members its allocated portion of an annual retainer of $100,000 and a fee of $12,500 per in-person meeting ($2,000 per telephone meeting) attended for the Fund and sixteen other funds (comprised of 28 portfolios) in the Dreyfus Family of Funds ($7,500 per in-person meeting if the meeting is for fewer than all of such other funds), and reimburses them for their expenses.  The Chairman of the Board receives an additional 25% of such compensation. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amount of compensation paid to each Board member by the Fund for its fiscal year ended December 31, 2010, and the amount paid to each Board member by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2010, were as follows:

Name of Board Member	Aggregate Compensation From the Fund *	Total Compensation From the Fund and Fund Complex Paid To Board Member(**)

Joseph S. DiMartino	$697	$1,060,250 (175)

Clifford L. Alexander, Jr.	$550	$345,250 (51)

Lucy Wilson Benson+	$246	$86,875 (29)

David W. Burke	$540	$491,500 (90)

Whitney I. Gerard	$557	$201,250 (29)

Arthur A. Hartman+	$190	$48,750 (27)
Nathan Leventhal	$548	$334,000 (49)

George L. Perry	$540	$180,000 (27)

Benaree Pratt Wiley	$548	$356,000 (73)

*          Amount does not include the cost of office space, secretarial and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $925.

**       Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Fund, for which the Board member served.

+          Emeritus Board member.

Officers of the Fund

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since February 1988.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.   Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.  Senior Accounting Manager - Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010. Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

Board members and officers of the Fund, as a group, owned less than 1% of the Fund's shares of common stock outstanding on March 21, 2011.

            The following persons are known by the Fund to own of record 5% or more of the Fund's shares outstanding on March 21, 2011:

Initial shares:

Nationwide Corporation                                                                                  54.4240%

P. O. Box 182029

Columbus, OH  43218-2029

American Fidelity Separate Account "C".                                                        9.4760%

2000 N Classen Blvd

Oklahoma City, OK 73106-6016

 Cuna Mutual Group                                                                                        8.9243%

 Attn: Kevin Thompson

 5910 Mineral Point Rd

 Madison, WI  53705-4498

Transamerica Life Ins Co                                                                                5.8077%

P.O. Box 789

Greenville, SC 29602-0789

Service Shares:

Transamerica Life Insurance Co                                                                      36.4003%

4333 Edgewood Rd Ne

Cedar Rapids, IA  52499-0001

Annuity Investors Life Insurance Co                                                               15.4518%

Attn Rob Earle

P.O. Box 5423

Cincinnati, OH  45201-5423

Farm Bureau Life Insurance Co                                                                       14.0636%

5400 University Ave

West Des Moines, IA  50266-5950

Metlife Life and Annuity Company of                                                            9.2196%

Connecticut

Attn: Shareholder Accounting Dept

P.O. Box 990027

Hartford, CT  06199-0027

Modern Woodmen                                                                                           7.1206%

5400 University Ave

W Des Moines, IA  50266-5950

            A shareholder that owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services and treasury services through a worldwide client focused team.

            The Manager provides management services to the Fund pursuant to a Management Agreement (the "Agreement") between the Manager and the Fund. The Agreement  is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            As compensation for the Manager's services to the Fund, under the Agreement the Fund has agreed to pay the Manager a fee payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.  For the fiscal years ended December 31, 2008, 2009 and 2010 the Fund paid the Manager pursuant to the Agreement a fee of $2,020,470, $1,502,766 and $1,659,333, respectively.

The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Jeffrey D. Landau, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Robert G. Capone, Mitchell E. Harris, Cyrus Taraporevala and Scott E. Wennerholm, directors.

            The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  The Manager, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Fund or servicing and/or maintaining shareholder accounts.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

                The Fund, the Manager and the Distributor each have a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics subjects the personal securities transactions of the Manager's employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

            Portfolio Management.  The Manager manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board.  The Manager provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities.  The Fund's portfolio manager is Jocelin A. Reed.  The portfolio manager is an employee of Dreyfus and Mellon Capital Management Corporation ("Mellon Capital"), an affiliate of Dreyfus.  The Manager maintains research departments with a professional staffs of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  Dreyfus or Mellon Capital, not the Fund, compensates the portfolio manager.  The primary objectives of Mellon Capital's compensation plans are to:

•   Motivate and reward continued growth and profitability

•   Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•   Motivate and reward superior business/investment performance

•   Create an ownership mentality for all plan participants

          The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). An investment professional's base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) including both short and long term returns and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in partially in cash with the balance deferred through the Long Term Incentive Plan.

        These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

        The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under Bank of New York Mellon Deferred Compensation Plan for Employees.

Additional Information About Portfolio Managers.  The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Jocelin Reed	21*	$7.580B	11**	$891M	80***	$7.016B

*One of the RIC accounts managed (approximately $4.534 billion in aggregate assets) is subject to performance-based advisory fees.

**One of the pooled accounts managed (approximately $31 million in aggregate assets) is subject to performance-based advisory fees.

*** Eighteen of the other accounts managed (approximately $2.457 billion in aggregate assets) are subject to performance-based advisory fees.

The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Dollar Range of Shares Beneficially Owned of the Fund
Jocelin Reed	None

            The portfolio manager may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

            Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

            Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage Other Accounts.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised buy BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

            Expenses.  All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager.  The expenses borne by the Fund include:  taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, or any affiliate of the Manager, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), cost of shareholders' reports and meetings, costs of preparing, printing and distributing prospectuses and statements of additional information, and any extraordinary expenses.  In addition, the Fund's Initial shares are subject to an annual shareholder services fee (See "Shareholder Services Plan (Initial Shares Only)") and the Fund's Service shares are subject to an annual distribution fee (See "Distribution Plan (Service Shares Only)"). All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

            The Manager has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to the Manager, or the Manager will bear, the excess expense.  Such deduction or payment, if any, will be estimated daily, reconciled and effected or paid, as the case may be, on a monthly basis and will be limited to the amount of fees otherwise payable to the Manager under the Agreement.

            Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and  BNY Mellon Funds Trust.

The Manager or the Distributor may provide cash payments out of its own resources to Participating Insurance Companies and other financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any 12b-1 fees and/or shareholder services fees or other expenses paid by the Fund to those Participating Insurance Companies and other financial intermediaries.  Because those payments are not made by the policyowners or the Fund, the Fund's total expenses ratio will not be affected by any such payments.  These additional payments may be made to Participating Insurance Companies and other financial intermediaries, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Participating Insurance Companies.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Participating Insurance Companies for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Participating Insurance Companies in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for the Participating Insurance Company to recommend or sell shares of the Fund to you.  Please contact your Participating Insurance Company for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

            Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with the Fund, the Transfer Agent arranges for maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

            The Bank of New York Mellon (the "Custodian"), located at One Wall Street, New York, New York 10286, serves as the Fund's custodian.  Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

            The Fund offers two classes of shares -- Initial shares and Service shares.  The classes are identical, except as to the expenses borne by each class which may affect performance.  See "Shareholder Services Plan (Initial Shares Only)" and "Distribution Plan (Service Shares Only)." Fund shares currently are offered only to separate accounts of Participating Insurance Companies. Individuals may not place purchase orders directly with the Fund.

            The Fund reserves the right to reject any purchase order. The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or a money transmitter. The Fund will not accept cash, travelers' checks or money orders as payment for shares.

As discussed under "Management Arrangements – Distributor," Participating Insurance Companies and other financial intermediaries may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Participating Insurance Company to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received.  Please contact your Participating Insurance Company for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to the Policies.  See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in separate classes of the Fund.  The Fund does not issue share certificates.

            Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the Fund's net asset value determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements.  It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements.  Policyowners should refer to the prospectus for their contracts or policies in this regard.

            Fund shares are sold on a continuous basis.  Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business.  For purposes of determining net asset value per share, certain options may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange.  Net asset value per share of each Class of shares is computed by dividing the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.  The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board.  For further information regarding the method employed in valuing Fund investments, see "Determination of Net Asset Value."

            Converting Shares. Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the Fund. The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

SHAREHOLDER SERVICES PLAN
(INITIAL SHARES ONLY)

            The Fund has adopted a Shareholder Services Plan for its Initial shares pursuant to which the Fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.

            A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review.  In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan.  The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

For the fiscal year ended December 31, 2010, the Fund's Initial shares reimbursed the Distributor $17,389 pursuant to the Shareholder Services Plan.

DISTRIBUTION PLAN
(SERVICE SHARES ONLY)

            Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Fund's Service shares pursuant to which the Fund pays the Distributor at an annual rate of 0.25% of the value of the average daily net assets of the Fund's Service shares for distributing Service shares for advertising and marketing related to Service shares and for servicing and/or maintaining accounts of Service class shareholders.  Under the Distribution Plan, the Distributor may make payments to Participating Insurance Companies and the principal underwriters for their variable insurance products in respect of these services.  The fees payable under the Distribution Plan are payable without regard to actual expenses incurred.  The Board believes that there is a reasonable likelihood that the Fund's Distribution Plan will benefit the Fund and the holders of its Service shares.

            A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review.  The Distribution Plan provides that it may not be amended to increase materially the costs which holders of Service shares may bear without the approval of the holders of Service shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of Service shares.

            For the fiscal year ended December 31, 2010, the Fund paid the Distributor $14,937 with respect to the Service shares pursuant to the Distribution Plan.

HOW TO REDEEM SHARES

            Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies.  Individuals may not place redemption orders directly with the Fund.

Redemption requests received by the Participating Insurance Company from separate accounts on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the Fund's net asset value determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day.  It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. Policy holders should consult their Participating Insurance Company prospectus in this regard.  The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.  No charges are imposed by the Fund when shares are redeemed.

            The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.

            Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of the Policyowners.

            Redemption Commitment. The Fund has committed itself to pay in cash for all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC and is a fundamental policy, which may not be changed without shareholder approval.  In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In this event, the securities would be valued in the same manner as the portfolio of the Fund.  If the recipient sold such securities, brokerage charges would be incurred.

            Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

EXCHANGE PRIVILEGE

Investors can exchange shares of a class for shares of the same class of any other fund or portfolio managed by the Manager that is offered only to separate accounts established by Participating Insurance Companies to fund Policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges set forth in the applicable Participating Insurance Company prospectus.  Policy holders should refer to the applicable Participating Insurance Company prospectus for more information on exchanging Fund shares.  The Fund reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to the Participating Insurance Company.

DETERMINATION OF NET ASSET VALUE

            Valuation of Portfolio Securities. The Fund's investments are valued on the basis of market quotation or official closing prices.  Portfolio securities, including warrants and covered call options written by the Fund, are valued at the last sales price on the securities exchange or national securities market on which the securities primarily are traded.  Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sales price.  Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price.  Bid price is used when no asked price is available.  Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on that day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager.  Forward currency contracts will be valued at the current cost of offsetting the contract.  If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities.  Short-term investments may be carried at amortized cost, which approximates value.  Expenses and fees, including the management fee and fees pursuant to the Distribution Plan, and the Shareholder Services Plan are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares.  Because of the differences in operating expenses incurred by each Class of shares of the Fund, the per share net asset value of each Class of shares of the Fund will differ.

Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its net asset value), are valued at fair value as determined in good faith based on procedures approved by the Board.  Fair value of investments may be determined by the Fund's Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate.  The factors that  may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values.  Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund's assets on days when Fund investors have no access to the Fund.  Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which such restricted securities were purchased.  This discount will be revised by the Board if the Board members believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

            New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

TAXATION

See the prospectus and elsewhere in this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and an investment in a fund.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds.  Investors in the funds are urged to consult their own tax advisors concerning the tax implications of investments in the funds.

Since the shareholders of each fund are the Participating Insurance Companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the Participating Insurance Company.  Accordingly, no discussion is included as to the federal income tax consequences to such shareholders or to the relevant Policyowners.  For information regarding the taxation of Policyowners, Policyowners should consult the applicable prospectus of the separate account of the Participating Insurance Company.  The discussion below assumes that the shares of each fund will be respected as owned by the insurance company separate accounts.  If this is not true, the person or persons determined to own the shares of a fund will be currently taxed on fund distributions and upon any redemption of fund shares, pursuant to generally applicable rules of the Code and Treasury regulations.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimisfailure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35 percent, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders (or, potentially, Policyowners) as ordinary income.  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% is imposed on the excess, if any, of a RIC's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  This excise tax, however, does not apply to a RIC whose only shareholders are separate accounts of life insurance companies supporting VA contracts and/or VLI policies, and certain other prescribed permissible shareholders.  Therefore, each of the funds is not expected to be subject to the excise tax.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Diversification Requirements of Section 817(h)

Each fund intends to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder.  Section 817(h) imposes certain diversification requirements on the assets of insurance company separate accounts used to fund VA contracts and/or VLI policies.  Under a special "look-through" provision, if the separate account is a shareholder of a fund that satisfies the Section 817(h) diversification requirements, the separate account will be treated as owning its pro rata portion of each of the assets of the fund for purposes of determining the account's satisfaction of the Section 817(h) diversification requirements.  Accordingly, if a separate account's sole investment is shares of a fund, and that fund satisfies the diversification requirements of Section 817(h), the separate account will be treated as having satisfied the diversification requirements of Section 817(h).

The diversification requirements of Section 817(h) are in addition to the diversification requirements imposed on a fund by the 1940 Act and Subchapter M of the Code.  Under Section 817(h), a separate account (or underlying fund) will be considered adequately diversified if, as of the end of each calendar quarter or within 30 days thereafter, (i) no more than 55% of the total assets of the separate account (or underlying fund) are represented by any one investment, (ii) no more than 70% of the total assets of the separate account (or underlying fund) are represented by any two investments, (iii) no more than 80% of the total assets of the separate account (or underlying fund) are represented by any three investments, and (iv) no more than 90% of the total assets of the separate account (or underlying fund) are represented by any four investments.  Section 817(h) provides, as a safe harbor, that a separate account (or underlying fund) will be treated as being adequately diversified if the asset diversification test under Subchapter M of the Code (discussed above at "Taxation of the Funds") is satisfied and no more than 55% of the value of the separate account's (or underlying fund's) total assets are cash and cash items, U.S. government securities, and securities of other RICs.

For purposes of the diversification requirements of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. Government agency or instrumentality is treated as a separate issuer.

Failure by a fund to qualify as a RIC or satisfy the requirements of Section 817(h) could cause the VA contracts and the VLI policies to lose their favorable tax status and require a Policyowner to include in income any income accrued under the Policies for the current and all prior taxable years, thereby losing the benefit of tax deferral.  Under certain circumstances described in applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements of Section 817(h) may be corrected, but such a correction would require a payment to the IRS.  Any such failure may also result in adverse tax consequences for the Participating Insurance Company issuing the Policies.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject such a fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e.,   make a "QEF election"), in which case that fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the fund receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  It is not possible to determine at this time what a fund's effective rate of non-U.S. taxes will be in any given year.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.  Future Treasury regulations could provide that foreign currency gains that are not directly related to a fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) will not constitute qualifying income for purposes of the gross income test described above at "Taxation of the Funds."

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  Because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Investor Tax Matters

The rules regarding the taxation of the separate accounts of Participating Insurance Companies that utilize the funds as investment vehicles for VA contracts and VLI policies are complex.  The foregoing is only a summary of certain material United States federal income tax consequences affecting the funds.  Participating Insurance Companies and Policyowners should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  Funds managed by dual employees of the Manager and an affiliated entity, and funds that employ a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the "Trading Desk").  Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable affiliated entity or sub-investment adviser.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of the fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

            Investment decisions for the fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.   If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

Dreyfus may buy for the fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the fund.  For example, the fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Funds and accounts managed by the Manager, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

For its portfolio securities transactions for the fiscal years ended December 31, 2008, 2009 and 2010, the Fund paid total brokerage commissions of $139,109, $79,836 and $74,313, respectively, none of which was paid to the Distributor.  For the fiscal years ended December 31, 2008, 2009 and 2010, no concessions were paid on principal transactions.

The Fund contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair. During the fiscal year ended December 31, 2010, the Fund paid no brokerage commissions to affiliates of the Manager.

IPO Allocations.  Certain funds advised by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs.  In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and targets funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs are for small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. Within each product group and capitalization category, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with client guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Manager (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably across participating product groups.  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation across product groups will be based on the percentage of total assets under management of the product to the total assets under management of all product groups participating. Within each product, shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation determined by each product group based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Soft Dollars.  The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser.  Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity or sub-investment adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analysis; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.  The affiliated entity or sub-investment adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity or sub-investment adviser in providing investment advice to any of the funds or clients it advises.  Likewise, information made available to the affiliated entity or sub-investment adviser from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client.  Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity or sub-investment adviser and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity or sub-investment adviser, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

There were no transactions, commissions or concessions for the fiscal year ended December 31, 2010 in securities effected on an agency basis for among other things, research services.

Regular Broker-Dealers.  The Fund may acquire securities issued by one or more of its "regular broker or dealers", as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's transactions, or (iii) sold the largest dollar amount of the Fund's securities.  The Fund did not acquire the securities of any of its respective brokers or dealers for the fiscal year ended December 31, 2010.

     Disclosure of Portfolio Holdings.  It is the policy of  Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings.  The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

The Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the Fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of the Fund's portfolio holdings may be authorized only by the fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the fund's Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF
THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio.  Dreyfus, through its participation on BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating the clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined written proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for Fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds is available on the Dreyfus website at www.dreyfus.com and on the SEC's website at www.SEC.gov on the fund's Form N-PX.

INFORMATION ABOUT THE FUND

            The Fund's shares are classified into two classes.  Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class.  Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Shares of stock have equal rights as to redemption, dividends, and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

            The Fund currently permits investors to invest in only one portfolio of securities.  The Fund expects that it may in the future, create one or more additional portfolios of securities, each with a different investment objective.

            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders.  As a result, Fund shareholders may not be asked to consider each year the election of Board members or the appointment of an independent registered public accounting firm.  However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose.  Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members holding office at the time were elected by shareholders.

The Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, as counsel for the Fund, has rendered its opinion as to certain legal matters in connection with the shares of capital stock being sold pursuant to the Fund's Prospectus to which this Statement of Additional Information relates.

            Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm of the Fund.